                                                                 EXHIBIT 10.12
                         FIRST AMENDMENT TO OFFICE LEASE


         THIS FIRST AMENDMENT TO OFFICE LEASE (hereinafter referred to as this "First Amendment") is entered into this 26th day of June, 1998, by and between BSDAL I LIMITED PARTNERSHIP, a Georgia limited partnership (hereinafter referred to as "Landlord"), and MARKETING SPECIALISTS SALES COMPANY, a Texas corporation (hereinafter referred to as "Tenant").


                              W I T N E S S E T H:


         WHEREAS, Landlord and Tenant entered into that certain Office Lease, dated April 27, 1998 (hereinafter referred to as the "Lease"), pursuant to which Tenant leased certain premises containing 32,756 square feet of Rentable Area known as Suite 200 on the 2nd floor of the building presently known as "17855 Briargrove Place" situated at the northwest corner of Briargrove Lane and the North Dallas Tollway, Dallas, Texas (hereinafter referred to as the "Building"), which premises are more particularly described in the Lease (hereinafter referred to as the "Original Premises"); and

         WHEREAS, the parties desire to amend the Lease to expand the Leased Premises pursuant to Special Stipulation No. 2 of the Lease and to provide for such other related matters as are hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

         1. Defined Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as given such terms in the Lease.

         2. Leased Premises Expansion. Effective on the Commencement Date, the Leased Premises shall be deemed expanded to include that certain additional space, comprising 14,589 square feet of Rentable Area and 12,686 square feet of Usable Area (determined in accordance with Paragraph 1.1(b) of the Lease), located on the first (1st) floor of the Building and being more particularly shown on Exhibit A-1, attached hereto and incorporated herein by this reference (hereinafter referred to as the "First Amendment Expansion Area"). On and after the Commencement Date, the total Leased Premises shall comprise 47,345 square feet of Rentable Area and 42,464 square feet of Usable Area (determined in accordance with Paragraph 1.1(b) of the Lease) and shall include both the Original Premises and the First Amendment Expansion Area. The First Amendment Expansion Area shall be leased by Tenant subject to and in accordance with all of the terms and conditions of the Lease, as modified hereby, but subject to the provisions of subparagraphs d.(ii) and (iii) of Special Stipulation No. 2 of Exhibit E to the Lease.

         3. Base Rent. From and after the Commencement Date, Base Rent for the entire Leased Premises during the Term shall be EIGHTY-SIX THOUSAND SEVEN HUNDRED NINETY-NINE and 17/100 DOLLARS ($86,799.17) per month, ONE MILLION FORTY-ONE THOUSAND FIVE HUNDRED NINETY and No/00 DOLLARS ($1,041,590.00.00) per year, payable in accordance with Paragraph 2.2 of the Lease.

         4. Rental Adjustment. Tenant's Share, as defined in the Lease Summary, shall be amended to provide that Tenant's Share from and after the Commencement Date shall be thirty-eight and 07/100ths percent (38.07%).

         5. Landlord's Allowance. Landlord's Allowance for Tenant Improvement Costs shall be amended to provide that the total amount of such Landlord's Allowance shall not exceed NINE HUNDRED FORTY-SIX THOUSAND NINE HUNDRED and No/100 DOLLARS ($946,900.00).

         6. Letter of Credit. Special Stipulation No. 9 of Exhibit E to the Lease is hereby amended by deleting from the 5th and 6th lines of subparagraph
a. thereof the words, numbers and symbols "EIGHT HUNDRED THIRTY-ONE THOUSAND AND 00/100 DOLLARS ($831,000.00)", and by inserting, in lieu thereof, the words, numbers and symbols "ONE MILLION TWO HUNDRED ONE THOUSAND ONE HUNDRED FOURTEEN and No/100 DOLLARS ($1,201,114.00)".

         Special Stipulation No. 9 of Exhibit E to the Lease is hereby further amended by deleting from the 4th and 19th lines of subparagraph i. thereof the numbers and symbols "$831,000.00", and by inserting, in lieu thereof, the numbers and symbols "$1,201,114.00".

         Special Stipulation No. 9 of Exhibit E to the Lease is hereby further amended by deleting from the 8th line of subparagraph i. thereof the numbers and symbols "$17,510.37", and by inserting, in lieu thereof, the numbers and symbols "$25,520.12".

         The Lease is hereby further amended by deleting Exhibit E-3 thereto and by inserting in replacement thereof the amortization schedule attached as Exhibit E-3 hereto, and incorporated herein by this reference.

         7. Delivery of Original Premises. Landlord and Tenant hereby acknowledge the continuing effectiveness of the provisions of subparagraphs d.(ii) and (iii) of Special Stipulation No.
2 of Exhibit E to the Lease.

         8. Lease Summary. As a result of the expansion of the Leased Premises and the adjustment in Base Rental, Tenant's Share and Landlord's Allowance for the Tenant Improvement

Costs, the Lease Summary, as originally attached to the Lease, is hereby deleted and Exhibit B-1 attached hereto is hereby inserted in lieu thereof.

         9. Brokerage. This Lease has been negotiated through the agency of, and Tenant warrants and represents to Landlord that no other broker was involved with the leasing of the Leased Premises or the negotiation of this Lease, or is entitled to any commission, except for, Tenant's Broker (as identified in the Lease Summary). Landlord shall compensate Tenant's Broker for its services in connection herewith pursuant to a separate commission agreement between Landlord and Tenant's Broker. Tenant agrees to indemnify and hold Landlord harmless against any other claims (including court costs and attorneys' fees) for commissions by any broker other than Tenant's Broker.

         10. No Further Amendment; Ratification. Except as expressly amended herein, all terms and conditions of the Lease remain unamended in full force and effect and are hereby ratified and confirmed by Landlord and Tenant. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall control.

         IN WITNESS WHEREOF, the parties have executed this First Amendment with intent to be bound hereby on the date and year first above set forth.

                                    LANDLORD:

                                    BSDAL I LIMITED PARTNERSHIP, a Georgia
                                    limited partnership

                                    By:  BARRY & COMPANY, INC., a Georgia
                                         corporation, its sole general partner



                                         By:  /s/ HAROLD V. BARRY
                                              ----------------------------------
                                              Harold V. Barry



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                     TENANT:

                                     MARKETING SPECIALISTS SALES
                                     COMPANY, a Texas corporation


                                     By: /s/ M. BRIAN HEALY
                                        -----------------------------------

                                          Title: Executive Vice President
                                                 Chief Financial Officer

                                     Date:

                                               [CORPORATE SEAL]




                           [CONSENT ON FOLLOWING PAGE]

                                     CONSENT


         The undersigned hereby acknowledges and consents to the within and foregoing First Amendment to Office Lease.


                                        GUARANTY FEDERAL BANK, F.S.B., a federal savings bank



                                        By: /s/ TOM ETHREDGE
                                           ----------------------------
                                             Name:        Tom Ethredge
                                             Title: Vice President

                                   EXHIBIT B-1




                                  LEASE SUMMARY




LEASE  DATE:                        April 27 1998 (amended June __, 1998)


LANDLORD:                           BSDAL I LIMITED PARTNERSHIP, a Georgia limited partnership


TENANT:                             MARKETING SPECIALISTS SALES COMPANY, a Texas corporation


SUITE NUMBER:                       200

LEASED PREMISES AND
FLOOR(S):                           47,345 square feet of Rentable Area located on the 1st and 2nd floors

AREA OF THE LEASED PREMISES:                FLOOR(S)      USABLE AREA           RENTABLE AREA
                                            1st           12,686                14,589
                                            2nd           29,778                32,756


                           TOTAL                          42,464                47,345
                                                          ======                ======


RENTABLE AREA OF THE BUILDING:      124,358 square feet of Rentable Area


TENANT'S SHARE:                     38.07%

LEASE TERM:                         Five (5) Years

COMMENCEMENT DATE:                  October 1, 1998


EXPIRATION DATE:                    September 30, 2003


BASE RENT:

                     Portion                Annual Base           Annual Base           Monthly Base
                  of Lease Term             Rental/RSF             Rental                  Rental
                  Months 1-60:              $22.00               $1,041,590.00          $86,799.17

ROOF RENT
[EXHIBIT E, PARAGRAPH 7]:              $150.00/month

SECURITY DEPOSIT:                      $0


TENANT'S BROKER AND                    THE STAUBACH COMPANY
ADDRESS FOR                            Southwest Corporate Services
NOTICES:                               6750 LBJ Freeway,  Suite 110
                                       Dallas, Texas  75240


TENANT'S ADDRESS FOR                   Prior to Commencement Date:
NOTICES:                               MARKETING SPECIALISTS SALES COMPANY
                                       16251 Dallas Parkway
                                       Dallas, Texas 75248
                                       Attn:  Mr. Brad Moore

                  with a copy to:      RICHMONT
                                       16251 Dallas Parkway
                                       Dallas, Texas 75248
                                       Attn:  Alan W. Tompkins, Esq., Associate General Counsel

                                       Commencement Date and thereafter:
                                       MARKETING SPECIALISTS SALES COMPANY
                                       16251 Dallas Parkway
                                       Dallas, Texas 75248
                                       Attn:  Mr. Brad Moore

                  with a copy to:      RICHMONT
                                       16251 Dallas Parkway
                                       Dallas, Texas 75248
                                       Attn:  Alan W. Tompkins, Esq., Associate General Counsel

LANDLORD'S ADDRESS FOR                 BSDAL I LIMITED PARTNERSHIP
NOTICES:                               50 Glenlake Parkway, Suite 520
                                       Atlanta, Georgia 30328
                                       Attn:  Mr. Jimmy Barry

                  with a copy to:      Parker, Hudson, Rainer & Dobbs LLP
                                       285 Peachtree Center Avenue
                                       1500 Marquis Two Office Tower
                                       Atlanta, Georgia 30303
                                       Attn:  Kenneth H. Kraft, Esq.

PARKING SPACES:                        Four (4) spaces for each 1,000 square feet of Usable Area of the Leased Premises


LANDLORD'S ALLOWANCE:                  $20.00 per square foot of Rentable Area of Leased Premises, for total Landlord's
[EXHIBIT D]                            Allowance of $946,900.00.


                                       B-2